UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

On May 5, 2015, ACNB Corporation (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 6,015,650 shares of the Company’s common stock were entitled to vote as of March 10, 2015, the record date for the Annual Meeting. There were 4,332,350 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on seven (7) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at thirteen (13). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,149,632	106,821	54,919	20,978

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,144,046	113,487	53,839	20,978

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,122,604	134,198	54,570	20,978

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,115,840	136,678	58,854	20,978

Proposal No. 5 — To Elect Class 2 Directors

The shareholders voted to elect four (4) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non- Votes
Richard L. Alloway II	2,862,317	173,362	1,296,671
Donna M. Newell	2,879,766	155,913	1,296,671
David L. Sites	2,858,270	177,409	1,296,671
Alan J. Stock	2,900,728	134,951	1,296,671

Proposal No. 6 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,669,956	242,624	123,099	1,296,671

Proposal No. 7 — To Ratify the Selection of the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015

The shareholders voted to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
4,195,293	42,957	94,100	-0-

ITEM 7.01                                  Regulation FD Disclosure

On May 5, 2015, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the 2015 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	2015 Annual Meeting Presentation Slides.
99.2	Press Release dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 7, 2015	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	2015 Annual Meeting Presentation Slides.
99.2	Press Release dated May 7, 2015.